EXHIBIT 99.6

Last Updated	10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2000

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$33	$96	$124	$54	$307
2	Pinnacle West Energy	—	(1)	—	(1)	(2)
3	APS Energy Services	(2)	(2)	—	(9)	(13)
4	SunCor	5	1	2	3	11
5	El Dorado	19	(3)	(9)	(5)	2
6	Parent Company	(1)	(1)	(1)	—	(3)

7	Income Before Accounting Change	54	90	116	42	302
8	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—

9	Net Income	$54	$90	$116	$42	$302

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED
10	Arizona Public Service	$0.39	$1.13	$1.46	$0.63	$3.61
11	Pinnacle West Energy	—	(0.01)	(0.01)	(0.01)	(0.03)
12	APS Energy Services	(0.02)	(0.03)	—	(0.11)	(0.16)
13	SunCor	0.06	0.01	0.03	0.04	0.14
14	El Dorado	0.22	(0.04)	(0.10)	(0.06)	0.02
15	Parent Company	(0.01)	—	(0.01)	—	(0.02)

16	Income Before Accounting Change	0.64	1.06	1.37	0.49	3.56
17	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—

18	Net Income	$0.64	$1.06	$1.37	$0.49	$3.56

19	BOOK VALUE PER SHARE	$26.29	$27.00	$28.01	$28.09	$28.09
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	84,834	84,891	85,012	85,015	84,935
21	End of Period	84,723	84,727	84,779	84,715	84,715

See Glossary of Terms.	Page 1 of 8

Last Updated	10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2000

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	ELECTRIC OPERATING REVENUES (Dollars in Millions)
	REGULATED ELECTRICITY SEGMENT
	Retail
22	Residential	$157	$228	$324	$172	$881
23	Business	196	253	275	211	935

24	Total retail	353	481	599	383	1,816
	Wholesale revenue on delivered electricity
25	Traditional contracts	12	18	75	16	121
26	Retail load hedge management	7	36	472	46	561
27	Transmission for others	3	4	4	4	15
28	Other miscellaneous services	4	8	8	7	27

29	Total regulated electricity	379	547	1,158	456	2,540

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	9	13	14	80	116
31	Realized margins on electricity trading	3	11	32	10	56
32	Other delivered electricity (a)	22	55	59	106	242

33	Total delivered marketing and trading	34	79	105	196	414

	OTHER MARKETING AND TRADING
34	Realized margins on delivered commodities other than electricity (a)	(5)	1	(4)	(1)	(9)
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	—	—	(17)	(2)	(2)
36	Change in mark-to-market for future-period deliveries	7	25	10	(11)	14

37	Total other marketing and trading	2	26	(11)	(14)	3

38	Total marketing and trading	36	105	94	182	417

39	Total electric operating revenues	$415	$652	$1,252	$638	$2,957

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the total year 2000. Lines 31 and 34 include amounts totaling $2 million of realized revenues for the total year 2000.

See Glossary of Terms.	Page 2 of 8

Last Updated	10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2000

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	ELECTRIC SALES (GWH)
	REGULATED ELECTRICITY SEGMENT
	Retail sales
40	Residential	1,877	2,370	3,506	2,028	9,781
41	Business	2,736	3,379	3,674	2,965	12,754

42	Total retail	4,613	5,749	7,180	4,993	22,535
	Wholesale electricity delivered
43	Traditional contracts	331	391	537	351	1,610
44	Retail load hedge management	232	585	5,155	702	6,674

45	Total regulated electricity	5,176	6,725	12,872	6,046	30,819

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
46	Generation sales other than native load	396	215	163	720	1,494
47	Electricity trading	1,294	1,803	4,073	2,089	9,259
48	Other delivered electricity	735	601	665	960	2,960

49	Total delivered marketing and trading	2,425	2,619	4,901	3,769	13,713

50	Total electric sales	7,601	9,344	17,773	9,815	44,532

See Glossary of Terms.	Page 3 of 8

Last Updated              10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2000

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$2	$6	$7	$39	$54
52	Other electricity marketing and trading (a)	3	28	33	5	69

53	Total electricity	5	34	40	44	123
54	Other commodities (a)	(5)	1	(4)	(1)	(9)

55	Total realized margin	—	35	36	43	114

	Prior-period mark-to-market (gains) losses on contracts delivered during current period (b)
56	Electricity (a)	—	—	(18)	(2)	(2)
57	Other commodities (a)	—	—	1	—	—
58	Charge related to trading activities with Enron and its affiliates	—	—	—	—	—

59	Subtotal	—	—	(17)	(2)	(2)

60	Total current period effects (b)	—	35	19	41	112

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	2	27	6	(10)	7
62	Other commodities	5	(2)	4	(1)	7

63	Total future period effects	7	25	10	(11)	14

64	Total gross margin	$7	$60	$29	$30	$126

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the total year 2000. A $2 million realized gain is included in the $69 million on line 52 for the total year 2000.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Last Updated              10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2000

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	7	61	28	31	127
66	Natural gas	—	(1)	3	4	6
67	Coal	—	—	(2)	—	(2)
68	Emission allowances	—	—	—	(5)	(5)
69	Other	—	—	—	—	—

70	Total gross margin	$7	$60	$29	$30	$126

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$—	$—	$—	$—	$—
72	Other marketing and trading	—	—	—	(2)	(2)
	APS
73	Generation sales other than native load	2	6	7	39	54
74	Other marketing and trading	5	54	22	(7)	74
	Pinnacle West Energy
75	Generation sales other than native load	—	—	—	—	—
76	Other marketing and trading	—	—	—	—	—
	APS ES
77	Other marketing and trading	—	—	—	—	—

78	Total gross margin before income taxes	$7	$60	$29	$30	$126

See Glossary of Terms.	Page 5 of 8

Last Updated              10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2000

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	746,528	742,485	746,742	761,386	749,285
80	Business	92,667	93,343	94,479	96,024	94,128

81	Total	839,195	835,828	841,221	857,410	843,413
82	Wholesale customers	67	67	67	67	67

83	Total customers	839,262	835,895	841,288	857,477	843,480

84	Customer Growth (% over prior year)	4.0%	4.1%	4.1%	4.2%	4.1%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	1,933	2,253	3,439	1,934	9,559
86	Business	2,737	3,297	3,644	3,014	12,692

87	Total	4,670	5,550	7,083	4,948	22,251

	RETAIL USAGE (KWh/Average Customer)
88	Residential	2,514	3,192	4,695	2,664	13,054
89	Business	29,525	36,200	38,887	30,878	135,496
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
90	Residential	2,589	3,034	4,605	2,540	12,757
91	Business	29,536	35,321	38,569	31,388	134,838
	ELECTRICITY DEMAND (MW)
92	System peak demand	3,315	5,095	5,478	4,331	5,478

See Glossary of Terms.	Page 6 of 8

Last Updated              10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2000

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	2,325	2,090	2,348	2,078	8,841
94	Coal	2,828	3,163	3,343	3,175	12,509
95	Gas, oil and other	323	526	1,046	889	2,784

96	Total	5,476	5,779	6,737	6,142	24,134

	Purchased power
97	Firm load	51	819	1,550	95	2,515
98	Marketing and trading	2,261	2,989	9,893	3,750	18,893

99	Total	2,312	3,808	11,443	3,845	21,408

100	Total energy sources	7,788	9,587	18,180	9,987	45,542

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	98%	88%	98%	87%	93%
102	Coal	76%	85%	88%	84%	83%
103	Gas, oil and other	13%	21%	40%	34%	27%
104	System average	63%	67%	77%	70%	69%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	27	129	21	143	80
106	Coal	223	124	85	187	155
107	Gas	8	43	16	20	22
108	Total	258	296	122	350	257
109	Generation Fuel Cost ($/MWh)	$10.65	$12.69	$14.77	$16.28	$13.72

See Glossary of Terms.	Page 7 of 8

Last Updated              10/24/2003

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2000

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$30.52	$90.49	$170.40	$154.33	$111.44
111	SP15	$31.40	$82.67	$152.74	$162.59	$107.35
	Off-Peak
112	Palo Verde	$22.97	$31.91	$61.48	$95.72	$53.02
113	SP15	$24.52	$32.45	$66.28	$119.72	$60.74
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	71	1,712	2,547	253	4,583
115	Heating degree-days	459	9	—	500	968
116	Average humidity	37%	23%	29%	46%	34%
	10-Year Averages
117	Cooling degree-days	77	1,478	2,489	395	4,439
118	Heating degree-days	546	34	—	433	1,013
119	Average humidity	45%	25%	34%	40%	36%
	ECONOMIC INDICATORS
	Building Permits – Metro Phoenix (b)
120	Single-family	8,163	9,605	8,331	6,410	32,509
121	Multi-family	3,208	2,651	2,417	1,952	10,228

122	Total	11,371	12,256	10,748	8,362	42,737

	Arizona Job Growth (c)
123	Payroll job growth (% over prior year)	4.4%	3.8%	3.4%	3.2%	3.7%
124	Unemployment rate (%, seasonally adjusted)	4.1%	3.9%	3.8%	3.7%	3.9%

Sources:
(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 8 of 8